UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21399

The Aegis Funds

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040,

Arlington, VA 22201(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA 22201

(Name and address of agent for service)

Registrant's telephone number, including area code:    (703) 528-7788

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Item 1.	Reports to Stockholders

AEGIS High Yield Fund (AHYFX)

ANNUAL REPORT
DECEMBER 31, 2011

Shareholders’ Letter

January 30, 2012

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Annual Report for the twelve month period ended December 31, 2011.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the twelve month period ended December 31, 2011, the Fund posted a total return of -0.89%, versus a total return of 4.98% for its benchmark, the Barclays Capital High Yield Index. The Fund’s under performance relative to the benchmark was substantially due to declines in bonds from three of the Fund’s issuers, including Alliance One International, Penson Worldwide, and Sevan Marine. From inception at January 1, 2004 through period end, the Fund’s annualized total return was 7.45%, versus 7.90% for the Barclays Capital High Yield Index.*

The weighted average maturity of the Fund portfolio at December 31, 2011 was approximately 4.3 years. The duration of the Fund portfolio (excluding Fund holdings of equity securities) was 2.8 years, compared to a reported 4.2 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

*Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending December 31, 2011 are -0.89%, 22.87%, 6.93%, and 7.45% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending December 31, 2011 are 4.98%, 24.12%, 7.54%, and 7.90%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. The Fund has an annualized gross expense ratio of 1.92%. The Fund’s net annualized expense ratio, after fee waivers, is 1.22%. The advisor has contractually agreed to waive fees through 4/30/13.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

The Fund’s net asset value at December 31, 2011 was $9.05 per share, versus $9.99 at the beginning of the year. Income and capital gain distributions totaling 86.8 cents per share were paid during the twelve month period. At December 31, 2011, the Fund’s SEC 30-day annualized yield to maturity was 11.8%.

During much of the first half of 2011 high yield bond prices and spreads were relatively stable, however starting in May yield spreads gradually began widening and then accelerated into September. Since then, yield spreads have started to narrow again. As of this writing, we estimate high yield bond spreads (as measured by the Yield-to-Maturity of the Barclays Capital High Yield Very Liquid Index over 10-year Treasuries) have narrowed to 584 basis points, down from 752 basis points at the end of September. This is still slightly above the 540 basis point 18-year average, but down from 636 basis points at December 31, 2011. This level is reflective of a market where demand and supply for high-yield bonds appears to us to be in relative balance after a strong market rally in the early part of 2012. It is noteworthy that the current market spread is based off of Treasury yields that are at the lower end of historical norms. We are cognizant of the risk of rising interest rates and have made efforts to position the portfolio accordingly, favoring bonds with shorter effective durations.

While attractive risk/reward opportunities in the high-yield market are somewhat more plentiful than at the beginning of 2011, they are not as numerous as seen in the sharp market declines of 2008-2009. The Fund made significant investments during the period in energy, real estate, mining, and agricultural tobacco-related issues. The fund continues to seek out investments in debt favorably situated in the capital structure of issuers with significant tangible assets.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Fourth Quarter 2011 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $3.0 million. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise.

Basis Point:  One 100th of one percent.
Barclays Capital High Yield Index:  An index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds
Barclays Capital High Yield Very Liquid Index:  A more liquid version of the U.S. Corporate High-Yield Index that measures the market of USD denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The VLI follows the same index construction rules as the U.S. Corporate High-Yield Index, but each issue must have been issued within the past three years, have a USD 600 million minimum amount outstanding and include only the largest issue from each issuer.
An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of investments provided in this report for the complete listing of fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2011
(Unaudited)

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2011 – December 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (07/01/2011)	Ending Account Value (12/31/2011)(1)	Expenses Paid During Period(2)	Ending Account Value (12/31/2011)	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$955.73	$5.92	$1,018.95	$6.11

(1)	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 to December 31, 2011 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2011 to December 31, 2011 was -4.43%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2011 and 12/31/2011).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The previous table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees.

Key Statistics

Results of a $10,000 Investment

Average Annual Total Returns (As of December 31, 2011)

	Aegis High Yield	Barclays Capital HY Index
Trailing 1 Year	-0.89%	4.98%
Trailing 3 Year	22.87%	24.12%
Trailing 5 Year	6.93%	7.54%
Since inception (January 1, 2004)	7.45%	7.90%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of May 2, 2011, the effective date of the most recent prospectus, the gross expense ratio for the fund was 1.92%.

Portfolio Characteristics
December 31, 2011
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		5.9%
Miscellaneous Manufacturing	0.1%
Real Estate Investment Trusts	4.6%
Transportation	1.2%
Corporate Bonds		77.7%
Agriculture	7.8%
Auto Parts & Equipment	2.8%
Chemicals	5.8%
Coal	4.8%
Diversified Financial Services	1.5%
Engineering & Construction	0.1%
Entertainment	2.3%
Food	2.9%
Home Builders	2.5%
Lodging	2.4%
Machinery – Diversified	2.4%
Media	0.5%
Mining	6.5%
Oil Companies – Exploration & Production	19.5%
Oil & Gas Services	3.0%
Packaging & Containers	3.1%
Real Estate Investment Trusts	5.3%
Retail	1.7%
Telecommunications	1.5%
Transportation	1.3%
Preferred Stocks		3.0%
Insurance	2.2%
Oil Companies – Exploration & Production	0.8%
Short-Term Investments		11.0%
Other Assets & Liabilities		2.4%
Net Assets		100.0%

Portfolio Characteristics
December 31, 2011
(Unaudited)

Credit Quality – % of Corporate Bonds

B	37.8%
CCC	17.4%
Below CCC or other	44.8%
Total	100.0%

Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	1.9%
1 – 3 years	29.8%
4 – 6 years	55.6%
7 – 10 years	7.0%
More than 10 years	5.7%
Total	100.0%

Schedule of Portfolio Investments
December 31, 2011

	Shares or Principal Amount	Value
Common Stocks – 5.9%
Miscellaneous Manufacturing – 0.1%
Arctic Glacier Income Fund(1)(2)	704,320	$27,655
Real Estate Investment Trusts – 4.6%
CommonWealth REIT	60,800	1,011,712
PMC Commercial Trust REIT	108,720	759,953
Scott’s Real Estate Investment Trust REIT(1)	20,500	96,991
		1,868,656
Transportation – 1.2%
Baltic Trading Ltd.	48,500	230,375
Globus Maritime Ltd.	80,930	240,362
		470,737
Total Common Stocks (Cost $3,082,567)		2,367,048
Corporate Bonds – 77.7%
Agriculture – 7.8%
Alliance One Intl., Inc., Company Guarantee, 10.00%, 7/15/2016	$1,000,000	905,000
Alliance One Intl., Inc., Sr. Subord., 5.50%, 7/15/2014	1,900,000	1,460,625
Vector Group Ltd., Sr. Sec., 11.00%, 8/15/2015	750,000	780,000
		3,145,625
Auto Parts & Equipment – 2.8%
Stanadyne Corp., Sr. Subord. Notes, 10.00%, 8/15/2014	500,000	427,500
Stanadyne Holdings, Inc., Sr. Discount Notes, 12.00%, 2/15/2015	750,000	702,187
		1,129,687
Chemicals – 5.8%
American Pacific Corp., Company Guarantee, 9.00%, 2/1/2015	2,500,000	2,350,000
Coal – 4.8%
Murray Energy Corp., Sr. Sec., 10.25%, 10/15/2015(3)	1,000,000	997,500
Patriot Coal Corp., Sr. Unsec., 3.25%, 5/31/2013	1,000,000	917,500
		1,915,000

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2011

	Principal Amount	Value
Corporate Bonds – (continued)
Diversified Financial Services – 1.5%
ADFITECH, Inc., Sr. Sec., 8.00%, 3/15/2020	$19,567	$12,479
Penson Worldwide, Inc., Sec., 12.50%, 5/15/2017(3)	415,000	251,075
Penson Worldwide, Inc., Sr. Unsec., 8.00%, 6/1/2014(3)	1,000,000	325,000
		588,554
Engineering & Construction – 0.1%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 5/29/2049(1)(2)(4)	650,000	38,446
Entertainment – 2.3%
Jacobs Entertainment, Inc., Company Guarantee, 9.75%, 6/15/2014	1,000,000	930,000
Food – 2.9%
Reddy Ice Corp., Sr. Sec., 11.25%, 3/15/2015	1,250,000	1,179,687
Home Builders – 2.5%
Staunton Hotel LLC, Notes, 6.25%, 6/1/2029(3)	1,800,000	1,015,650
Lodging – 2.4%
Royal Host, Inc., Sub Debentures, 5.90%, 6/30/2014(1)	8,000	6,474
Royal Host, Inc., Subord., 6.25%, 9/30/2013(1)	1,120,000	978,564
		985,038
Machinery – Diversified – 2.4%
Tempel Steel Co., Sr. Sec., 12.00%, 8/15/2016(3)	1,000,000	955,000
Media – 0.5%
Hearst-Argyle Television, Inc., Sr. Unsec., 7.00%, 1/15/2018	265,000	209,265
Mining – 6.5%
Jaguar Mining, Inc., Sr. Unsec., 4.50%, 11/1/2014(3)	2,000,000	1,725,000
Thompson Creek Metals Co., Inc., Company Guarantee, 7.375%, 6/1/2018	1,000,000	895,000
		2,620,000

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2011

	Principal Amount	Value
Corporate Bonds – (continued)
Oil Companies – Exploration & Production – 19.5%
ATP Oil & Gas Corp., Sr. Sec., 11.875%, 5/1/2015	$1,250,000	$828,125
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 13.75%, 12/1/2015	2,500,000	2,553,125
Panoro Energy ASA, Sr. Sec., 12.00%, 11/15/2018(3)	1,100,000	1,111,000
RAAM Global Energy Co., Sec., 12.50%, 10/1/2015	1,500,000	1,533,750
Toreador Resources Corp., Sr. Unsec., 7.00%, 10/1/2025	810,000	758,362
Woodbine Acquisition Corp., Sec., 12.00%, 5/15/2016	1,000,000	1,055,000
		7,839,362
Oil & Gas Services – 3.0%
Global Rig Co. ASA, Company Guarantee, 13.00%, 6/15/2015	1,200,000	1,188,000
Packaging & Containers – 3.1%
Pretium Packaging LLC / Pretium Finance, Inc., Sec., 11.50%, 4/1/2016	1,250,000	1,231,250
Real Estate Investment Trusts – 5.3%
Scott’s Real Estate Investment Trust, Sub Debentures, 7.15%, 12/31/2012(1)(3)	16,000	16,342
Scott’s Real Estate Investment Trust, Sub Debentures, 7.75%, 12/31/2014(1)	2,116,000	2,123,789
		2,140,131
Retail – 1.7%
HOA Restaurant Group LLC, Sr. Sec., 11.25%, 4/1/2017(3)	750,000	703,125

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2011

	Shares or Principal Amount	Value
Corporate Bonds – (continued)
Telecommunications – 1.5%
Broadview Networks Holdings, Inc., Sr. Sec., 11.375%, 9/1/2012	$750,000	$603,750
Transportation – 1.3%
Boa Deep C AS, Sr. Sec., 8.66%, 4/27/2016(1)	3,390,625	527,230
Total Corporate Bonds (Cost $33,990,659)		31,294,800
Preferred Stocks – 3.0%
Insurance – 2.2%
Aspen Insurance Holdings Ltd., 5.625%	16,432	884,042
Oil Companies – Exploration & Production – 0.8%
ATP Oil & Gas Corp., 8.00%(3)	8,200	274,700
Magnum Hunter Resources Corp., 10.25%	1,610	40,652
		315,352
Total Preferred Stocks (Cost $1,844,301)		1,199,394
Short-Term Investments – 11.0%
UMB Bank Money Market Fiduciary, 0.010%(5)	$4,442,730	4,442,730
Total Short-Term Investments (Cost $4,442,730)		4,442,730
Total Investments (Cost $43,360,257)		39,303,972
Other Assets in excess of Liabilities – 2.4%		948,372
Net Assets – 100.0%		$40,252,344

(1)	Foreign security denominated in U.S. Dollars.
(2)	Non-income producing securities.
(3)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(4)	Issue is in default or bankruptcy.
(5)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of December 31, 2011.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2011

Assets
Investments at value (amortized cost $43,360,257)	$39,303,972
Receivable for Fund shares sold	322,658
Interest and dividends receivable	831,029
Prepaid assets	17,245
Total assets	40,474,904
Liabilities
Payable for Fund shares purchased	178,162
Accrued advisory fees (Note 3)	2,866
Accrued Trustee and chief compliance officer fees	7,826
Accrued expenses	33,706
Total liabilities	222,560
Net assets	$40,252,344
Net assets consist of:
Paid-in capital	$44,628,083
Distributions in excess of net investment income	(35,713)
Accumulated net realized loss from investments	(282,052)
Net unrealized depreciation of investments and foreign currency	(4,057,974)
Net assets	$40,252,344
Net asset value, offering and redemption price* per share (4,446,041 shares of beneficial interest outstanding; unlimited number of shares authorized, no par value)	$9.05

*	Value may be less than NAV due to redemption fee.

See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2011

Investment Income
Dividend income*	$308,809
Interest income	2,988,333
Total investment income	3,297,142
Expenses
Investment advisory fees (Note 3)	333,522
Fund servicing fees	40,000
Trustee & chief compliance officer fees	33,502
Registration fees	32,864
Printing and postage fees	30,165
Legal fees	26,072
Audit fees	16,000
Miscellaneous fees	11,361
Transfer agent & custody fees	9,204
Insurance fees	4,181
Gross expenses	536,871
Waiver of fees	(92,399)
Net expenses	444,472
Net investment income	2,852,670
Realized and unrealized loss on investments and foreign currency
Net realized loss on investments	(256,282)
Net realized loss on foreign currency transactions	(3,630)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(3,806,485)
Net realized and unrealized loss on investments and foreign currency	(4,066,397)
Net decrease in net assets resulting from operations	$(1,213,727)

*	Net of foreign tax withholding of $1,076.

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended

	December 31, 2011	December 31, 2010
Increase/(decrease) in net assets from operations
Net investment income	$2,852,670	$1,465,420
Net realized gain (loss) on investments	(256,282)	2,211,141
Net realized loss on foreign currency transactions	(3,630)	(4,747)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(3,806,485)	(1,192,934)
Net increase/(decrease) in net assets resulting from operations	(1,213,727)	2,478,880
Distributions
Net investment income ($0.75 and $0.80 per share, respectively)	(2,864,066)	(1,493,410)
Net realized gain from investments ($0.12 and $0.79 per share, respectively)	(502,795)	(1,645,456)
Total distributions	(3,366,861)	(3,138,866)
Capital share transactions*
Subscriptions	38,888,417	29,098,315
Distributions reinvested	2,550,657	2,713,445
Redemptions	(19,783,106)	(26,169,404)
Redemption fees	104,799	25,565
Total capital share transactions	21,760,767	5,667,921
Net increase in net assets	17,180,179	5,007,935
Net assets at beginning of year	23,072,165	18,064,230
Net assets at end of year	$40,252,344	$23,072,165
Undistributed net investment income/(distributions in excess of net investment income) included in net assets at end of year	$(35,713)	$37
*Share information
Subscriptions	3,912,074	2,801,176
Distributions reinvested	265,806	269,686
Redemptions	(2,041,645)	(2,534,583)
Net increase in shares	2,136,235	536,279

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each year:

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
Per share data:
Net asset value – beginning of year	$9.99	$10.19	$6.78	$9.93	$10.69
Income (loss) from investment operations:
Net investment income	0.75	0.79	0.73	0.77	0.74
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.85)	0.59	3.40	(3.14)	(0.64)
Total from investment operations	(0.10)	1.38	4.13	(2.37)	0.10
Less distributions declared to shareholders:
Net investment income	(0.75)	(0.80)	(0.72)	(0.77)	(0.74)
Net realized capital gain	(0.12)	(0.79)	—	(0.01)	(0.12)
Total distributions	(0.87)	(1.59)	(0.72)	(0.78)	(0.86)
Redemption fees	0.03	0.01	—	—	—
Net asset value – end of year	$9.05	$9.99	$10.19	$6.78	$9.93
Total investment return	(0.89)%	14.22%	63.85%	(25.18)%	0.74%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before reimbursement	1.45%	1.90%	2.35%	3.24%	3.21%
Net investment income	7.70%	7.64%	8.92%	8.64%	7.06%
Portfolio turnover	46%	123%	65%	9%	37%
Net assets at end of year (000’s)	$40,252	$23,072	$18,064	$5,419	$7,553

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 2011

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end investment management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks and preferred stocks.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds.  The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments.  Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2011, there were no significant transfers between Level 1 and 2. The Fund recognizes transfers between levels of the hierarchy on the date of transfer. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock*	$2,367,048	$—	$—	$2,367,048
Corporate Bonds*	—	31,294,800	—	31,294,800
Preferred Stocks Insurance	884,042	—	—	884,042
Oil Companies – Exploration & Production	40,652	274,700	—	315,352
Short-Term Investments**	—	4,442,730	—	4,442,730
Total	$3,291,742	$36,012,230	$—	$39,303,972

*	Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.
**	The Company maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Company is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Company manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Notes to Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

Redemption Fee.  To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

Other.  The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2012 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2013, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the year ended December 31, 2011, the Advisor waived fees in the amount of $92,399.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2011, there was $344,418 of fees available to be recovered no later than December 31, 2014, of which, $116,661, $135,358 and $92,399 are recoverable through December 31, 2012, 2013 and 2014 respectively.

Notes to Financial Statements
December 31, 2011

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Certain officers and Trustees of the Fund are also officers and Trustees of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $33,910,713 and $14,780,002 respectively, for the year ended December 31, 2011.

5. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$43,349,895
Gross unrealized appreciation	$310,475
Gross unrealized depreciation	(4,356,398)
Unrealized depreciation on foreign currency	(1,689)
Net unrealized depreciation	$(4,047,612)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	$(328,127)
Unrealized depreciation on investments and foreign currency	(4,047,612)
Total accumulated earnings	$(4,375,739)

At December 31, 2011 the Fund had net realized capital losses from transactions between November 1, 2011 and December 31, 2011 of $292,414 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

As of December 31, 2011, the Fund had realized currency losses from transactions between November 1, 2011 and December 31, 2011 of $35,713 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

Notes to Financial Statements
December 31, 2011

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

Primarily as a result of differing book/tax treatment of foreign currency transactions and REIT’s, on December 31, 2011 undistributed net investment income was decreased by 24,354 and accumulated net realized loss on investments was increased by 24,354. These reclassifications have no effect on the net assets of the Fund.

The tax components of dividends paid during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from ordinary income	$3,366,861	$2,928,501
Distributions paid from long-term capital gains	—	210,365
Total Distributions	$3,366,861	$3,138,866

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Recently Issued Accounting Pronouncements & Tax Law Changes

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carryforwards may be utilized.

Notes to Financial Statements
December 31, 2011

6. Recently Issued Accounting Pronouncements & Tax Law Changes  – (continued)

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the December 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the December 31, 2012 taxable year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7. Subsequent Events

The Fund has entered into an agreement with U.S. Bancorp Fund Services, LLC, for Fund Accounting, Administration, Transfer Agency, Custodial and Distribution Services beginning March 5, 2012. Management has evaluated the impact of all other subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Aegis High Yield Fund and
Board of Trustees of The Aegis Funds

We have audited the accompanying statement of assets and liabilities of Aegis High Yield Fund, a series of shares of beneficial interest in The Aegis Funds (the “Fund”), including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis High Yield Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 25, 2012

Trustees and Officers
(Unaudited)

Name, Age, and Address	Position	Business Experience and Trusteeships During the Past 5 Years
Scott L. Barbee* (40) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Trustee	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since 1997; Treasurer and Trustee of the Fund since 2003; Secretary of each Fund since 2006; President of Aegis Financial Corporation, Aegis Value Fund and the Fund since 2009.
David A. Giannini (58) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee	Institutional equity sales and research with Scarsdale Equities since 2006; Director of the Aegis Value Fund since 2006; Trustee of the Fund since 2006.
Eskander Matta (41) 50 Beale Street San Francisco, CA 94105	Trustee	Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Aegis Value Fund since 1997; Trustee of the Fund since 2003.
V. Scott Soler (42) 7500 San Felipe Suite 340 Houston, TX 77063	Trustee	Partner at Limestone Value Partners and Strategic Consultant of Quantum Energy Partners since 2011; Managing Director of Quantum Energy Partners 2006-2011; Director of the Aegis Value Fund since 2007; Trustee of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the year ended December 31, 2011, 4.70% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended December 31, 2011, 5.51% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 24, 2011, the Board considered and approved the advisory agreement (the “Agreement”) between the Fund and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreements, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation agreements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Board reviewed information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and with the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2011 and the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2011.) The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2011, the Aegis High Yield Fund returned -3.33%, while its benchmark index, the Barclays Capital High Yield Index, returned -1.40% during the same period. For the 1-year, 3-year and 5-year periods ended September 30, 2011, the Fund returned 1.79%, 13.48% and 7.55% (average annual total return), compared to 1.79%, 13.83% and 7.08% for the Barclays Capital High Yield Index. Since inception on January 1, 2004 through September 30, 2011, the Fund has a 7.35% average annual total return versus 7.29% for the Barclays Capital High Yield Index. The Board also considered information comparing the performance of the Aegis High Yield Fund with the performance of more than sixty U.S. high-yield bond funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Funds’ performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, during 2011, assets of the Aegis High Yield Fund increased from $19.41 million to $39.99 million. The Board determined that AFC did not realize any material economies of scale during 2011, and that the Funds would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

With respect to Aegis High Yield Fund, the Board noted that the Fund paid an advisory fee of 0.90% of net assets during 2011 and that other fund expenses (not including Acquired Fund Fees and Expenses) were capped at 0.30%, for a total expense ratio of 1.20%. The Board considered that the Fund’s actual expenses for six months ending June 30, 2011 were approximately 1.44%, and for 2010 were 1.90% of net assets, with the excess being absorbed by AFC under the expense limitation agreement between the Fund and AFC. The Board noted that according to a search of high-yield bond funds on Morningstar.com, the peer group median gross expense ratio of the 580 high-yield bond funds currently tracked by Morningstar is 1.15% and the peer group median net expense ratio of the 580 high-yield bond funds is 1.08%. The Board also noted that the median management fee percentage of the

610 high-yield bond funds currently tracked by Morningstar is 0.58%, with the median size of the funds being $634.2 million. They also considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

Aegis High Yield Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, VA 22201-4798

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market St., 26th Floor
Philadelphia, PA 19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.	Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. Incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008. (SEC Accession No. 0001144204-08-013668)

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) The Registrant’s Board of Trustees has determined that an audit committee financial expert is unnecessary at this time. The Registrant’s Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.	Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,000 in 2011 and $14,000 in 2010.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2011 and $2,000 in 2010.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2011 and NONE in 2010.

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.
(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-10 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrants financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2011 and NONE in 2010.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal Accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008. (SEC Accession No. 0001144204-08-013668)

(a)(2) Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	February 29, 2012

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:	February 29, 2012